File Nos. 2-40341
                                                                    811-2192
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [  ]

     Pre-Effective Amendment No.                                       [  ]


     Post-Effective Amendment No. 40                                   [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 40                                                  [X]




                      (Check appropriate box or boxes.)

                    THE DREYFUS THIRD CENTURY FUND, INC.
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                         Daniel C. Maclean III, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

      X    immediately upon filing pursuant to paragraph (b) of Rule 485
     ----
           on     (date)      pursuant to paragraph (b) of Rule 485
     ----
           60 days after filing pursuant to paragraph (a) of Rule 485
     ----
           on     (date)      pursuant to paragraph (a) of Rule 485
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, 1995 was filed on July 19, 1995.




                    THE DREYFUS THIRD CENTURY FUND, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                3

   4           General Description of Registrant              4

   5           Management of the Fund                         7

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             18

   7           Purchase of Securities Being Offered           8

   8           Redemption or Repurchase                       14

   9           Pending Legal Proceedings                      *



Items in
Part B of
Form N-1A
---------


   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                *

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-6

   15          Control Persons and Principal                  B-9
               Holders of Securities

   16          Investment Advisory and Other                  B-9
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                    THE DREYFUS THIRD CENTURY FUND, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____


   17          Brokerage Allocation                           B-21

   18          Capital Stock and Other Securities             B-22

   19          Purchase, Redemption and Pricing               B-12, B-13
               of Securities Being Offered

   20          Tax Status                                     *

   21          Underwriters                                   B-12

   22          Calculation of Performance Data                *

   23          Financial Statements                           B-24



Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-14

   20          Location of Accounts and Records               C-17

   31          Management Services                            C-17

   32          Undertakings                                   C-17


_____________________________________


NOTE:  * Omitted since answer is negative or inapplicable.


______________________________________________________________________________


PROSPECTUS                                                 SEPTEMBER 15, 1995


THE DREYFUS THIRD CENTURY FUND, INC.
______________________________________________________________________________
        THE DREYFUS THIRD CENTURY FUND, INC. (THE "FUND") _ CREATED TO MARK THE ENTRY OF THE UNITED STATES INTO THE THIRD CENTURY OF ITS POLITICAL EXISTENCE _ IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND'S PRIMARY GOAL IS TO PROVIDE CAPITAL GROWTH. CURRENT INCOME IS A SECONDARY GOAL.
        THE FUND INVESTS PRINCIPALLY IN COMMON STOCKS, OR SECURITIES CONVERTIBLE INTO COMMON STOCK, OF COMPANIES WHICH, IN THE OPINION OF THE FUND'S MANAGEMENT, NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES
TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELE-TRANSFER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER. NCM CAPITAL MANAGEMENT GROUP, INC. ("NCM") SERVES AS THE FUND'S SUB-INVESTMENT ADVISER AND PROVIDES DAY-TO-DAY MANAGEMENT OF THE FUND'S PORTFOLIO.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED SEPTEMBER 15, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________
                               TABLE OF CONTENTS
                                                                       PAGE


      ANNUAL FUND OPERATING EXPENSES ......................              3
      CONDENSED FINANCIAL INFORMATION......................              3
      DESCRIPTION OF THE FUND..............................              4
      MANAGEMENT OF THE FUND...............................              7
      HOW TO BUY FUND SHARES...............................              8
      SHAREHOLDER SERVICES.................................              10
      HOW TO REDEEM FUND SHARES............................              14
      SHAREHOLDER SERVICES PLAN............................              16
      DIVIDENDS, DISTRIBUTIONS AND TAXES ..................              16
      PERFORMANCE INFORMATION..............................              17
      GENERAL INFORMATION..................................              18


______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________
         [This Page Intentionally Left Blank]
                    Page 2
                                         ANNUAL FUND OPERATING EXPENSES
                                  (as a percentage of average daily net assets)



    Management Fees.............................................................................                .75%
    Other Expenses .............................................................................                .37%
    Total Fund Operating Expenses...............................................................               1.12%
EXAMPLE:                                           1 YEAR      3 YEARS         5 YEARS        10 YEARS
                                                  --------    ---------       ---------      ----------
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                         $11          $36            $62             $136



______________________________________________________________________________
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
______________________________________________________________________________
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses borne by the Fund and therefore indirectly by investors, the payment of which will reduce investors' returns on an annual basis. The foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. See "Management of the Fund" and "Shareholder Services Plan."
                         CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.



                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended May 31,
                                              ------------------------------------------------------------------------------------
                                               1986      1987     1988    1989     1990    1991     1992     1993    1994    1995
                                              -------  -------- -------- ------- -------- -------  -------  ------- ------- ------
PER SHARE DATA:
  Net asset value, beginning of year          $7.42    $8.13    $7.73    $5.76    $6.33    $7.01    $7.79   $7.80   $8.48    $7.80
                                              ------- -------- -------- -------  -------- ------- -------  ------- -------   ------
  INVESTMENT OPERATIONS:
  Investment income-net.....................    .30      .23      .19      .29      .21      .06      .05     .04     .05      .07
  Net realized and unrealized gain (loss)
  on investments............................   1.13      .64     (.53)     .84      .84     1.07      .26     .74    (.08)     .65
                                              ------- -------- -------- -------  -------- -------  ------  ------- -------   ------
  TOTAL FROM INVESTMENT OPERATIONS..........   1.43      .87     (.34)    1.13     1.05     1.13      .31     .78    (.03)     .72
                                              ------- -------- -------- -------  -------- -------  ------  ------- -------   ------
  DISTRIBUTIONS:
  Dividends from investment income-net......   (.21)    (.31)    (.36)    (.30)    (.18)    (.12)    (.08)   (.05)   (.04)    (.07)
  Dividends from net realized gain on
  investments...............................   (.51)    (.96)   (1.27)    (.26)    (.19)    (.23)    (.22)   (.05)   (.61)   (1.00)
                                              ------- -------- -------- -------  -------- ------- --------  ------- -------   -----
  TOTAL DISTRIBUTIONS.......................   (.72)   (1.27)   (1.63)    (.56)    (.37)    (.35)    (.30)   (.10)   (.65)   (1.07)
                                              ------- -------- -------- -------  -------- ------- --------  ------- -------   -----
  Net asset value, end of year..............  $8.13    $7.73    $5.76    $6.33    $7.01    $7.79    $7.80   $8.48   $7.80    $7.45
                                              ======= ======== ======== =======  ======== ======= ========  ======= ======= =====
TOTALINVESTMENTRETURN.......................  21.12%   14.53%   (3.92%)  20.54%   17.26%   17.19%    3.92%  10.02%   (.63%)  11.81%
RATIOS / SUPPLEMENTALDATA:
  Ratio of expenses to average net assets...    .97%     .99%    1.02%    1.04%    1.05%    1.04%    1.08%   1.11%   1.17%    1.12%
  Ratio of net investment income to average
  net assets................................   3.72%    2.95%    2.94%    4.71%    3.19%    1.10%     .83%    .48%    .52%     .93%
  Portfolio Turnover Rate...................  63.36%   32.66%   36.76%   52.82%  162.82%   72.57%   47.92%  67.30%  71.70%  133.54%
  Net Assets, end of year (000's Omitted).$176,751 $169,944 $152,533 $168,579 $195,658 $266,126 $443,533 $526,335 $390,340 $368,833


                                  Page 3
        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                               DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVES _ The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal. There can be no assurances that the Fund's investment objectives will be achieved.
SPECIAL CONSIDERATIONS
TYPES OF COMPANIES SOUGHT FOR INVESTMENT _ To assess whether a company contributes to the enhancement of the quality of life in America, the Fund considers a company's record in the areas of (1) protection and improvement of the environment and the proper use of our natural resources, (2) occupa-tional health and safety, (3) consumer protection and product safety, and (4) equal employment opportunity. Consistent with its consumer protection screen, the Fund will not purchase shares in a company which manufactures tobacco products. There are few generally accepted measures of achievement in these areas. The development of suitable measurement techniques, therefore, will be largely within the discretion and judgment of the management of the Fund. Management does not intend at present to evaluate in depth a company's activities not directly connected with the conduct of its business (such as participation in community improvement projects) or the secondary implications of corporate activities (for example, in examining banks, the business activities of their borrowers will not be evaluated).
        The Fund's special considerations tend to limit the availability of investment opportunities more than is customary with other investment companies, including those managed by Dreyfus. Management believes, however, that there are sufficient investment opportunities among companies which meet the Fund's special considerations to permit full investment, if management believes it desirable, in securities which meet the Fund's investment objective of capital growth through equity investment.
        The Fund's objectives and special considerations described above cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the Fund's outstanding voting shares.
THE INVESTMENT SELECTION PROCESS _ Potential investment portfolio selections (based on traditional investment considerations, including an opinion of the fundamental value of the security and other market factors) are designated to the Dreyfus research staff. The staff begins a process of searching publicly available information about the company to determine its record in the areas of special concern to the Fund. Researchers use commercially available computer data bases and reviews and evaluations published or made available by "watchdog" groups whose interests focus on one or more of the special areas, such as the environment, equal employment opportunity, product safety or occupational safety and health, as applicable. Additional data may be obtained, where practical, from local, state and federal agencies which maintain surveillance in certain areas of interest to the Fund and which provide this data to the public.
        If the initial evaluation reveals no negative pattern in the areas of special concern to the Fund, a company's securities are eligible for purchase. The research staff supplements this initial screening by asking the company to complete a questionnaire designed by the Fund to aid in the evaluation of the company's conduct in the areas of special concern. The examination of a company may also include personal interviews with company officials, inspection of facilities and other techniques that may be appli-cable to specific companies or industries.
        If it is determined at any stage that purchase or retention of the portfolio security is not consistent with the Fund's goal of investing in companies whose conduct contributes to the enhancement of the
                            Page 4
quality of life in America, the security will not be purchased or, if already purchased, will be sold as expeditiously as possible, consistent with the best interests of the Fund.
        The Board will review new portfolio acquisitions in light of the Fund's special concerns at their next regular meeting. While the Board of Directors will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards, the Board need not disqualify a company on the basis of incidents that, in the Board's judgment, do not reflect the company's policies and overall current level of performance in the areas of special concern to the Fund. The performance of companies in the areas of special concern are reviewed regularly to determine their continued eligibility.
MANAGEMENT POLICIES _ Depending on market conditions, the Fund attempts to be fully invested in common stock, or securities convertible into common stock, which meet both traditional investment standards and the Fund's investment criteria described under "Types of Companies Sought for Investment."
        As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the Act. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
        The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities, provided such investments are consistent with the Fund's investment objective. Illiquid securities are securities which are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain options traded in the over-the-counter market and securities used to cover such options. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so.
        During periods in which management believes adverse trends are occurring in the financial markets or the economy, the Fund may adopt a temporary defensive posture to preserve shareholders' capital by investing in U.S. Government securities, and also in corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks. When the Fund has adopted a temporary defensive posture, the entire portfolio can be so invested. During such periods, the Fund may not achieve its investment objectives.
        Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to securities of the type in which the Fund may invest, and the Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Dreyfus will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance
                    Page 5
with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        To earn additional income on its portfolio, the Fund may write and sell covered call option contracts on securities it owns to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option on a security owned by the Fund, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.
        A more detailed description of the securities in which the Fund may invest can be found in the Statement of Additional Information.
        The Fund may invest in companies with substantial overseas activities, but, at present, management will not examine corporate activities carried on outside the United States.


CERTAIN FUNDAMENTAL POLICIES _ The Fund may (i) borrow money to the extent permitted under the Act, which currently limits borrowing to no more than 331/ 3% of the value of the Fund's total assets; (ii) invest up to 5% of the value of its total net assets in the securities of any one issuer (except securities of the U.S. Government or any instrumentality thereof); (iii) invest in companies having less than three years continuous operating history (including that of predecessors) but only in an amount up to 5% of the value of its net assets; and (iv) invest up to 25% of the value of its total assets in any single industry. This paragraph describes fundamental policies of the Fund which cannot be changed without approval by the holders of a majority
(as defined in the Act) of the Fund's outstanding voting shares. See "Investment Objectives and Management Policies_Investment Restrictions" in the Fund's Statement of Additional Information.


CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES _ The Fund may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objectives and Management Policies _ Investment Restrictions" in the Fund's Statement of Additional Information.
INVESTMENT CONSIDERATIONS _ The Fund will not seek to realize profits by anticipating short-term market movements. When market conditions permit, the Fund generally intends to retain securities for at least the statutory long-term capital gain period. The annual portfolio turnover rate indicates the rate of change in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. While
                       Page 6
the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, in view of the Fund's in-vestment objectives, its annual portfolio turnover rate generally should not exceed 75%. When extraordinary market conditions prevail, a higher turnover rate and increased brokerage expenses may be expected.
        Investment decisions for the Fund are made independently from those of other investment companies advised by Dreyfus. However, if such other investment companies are prepared to invest in, or desire to dispose of, securities of the type which the Fund invests in at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                     MANAGEMENT OF THE FUND


INVESTMENT ADVISER _ Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of August 2, 1995, Dreyfus managed or administered approximately $79 billion in assets for more than 1.8 million investor accounts nationwide.


        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Directors in accordance with Maryland law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, Mellon managed approximately $203 billion in assets as of June 30, 1995, including $73 billion in mutual fund assets. As of June 30,1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $707 billion in assets including approximately $71 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay Dreyfus an annual fee, payable monthly, at the annual rate of .75 of 1% of the value of the Fund's average daily net assets.


        The fee paid to Dreyfus is higher than that paid by most other investment companies.


        For the year ended May 31, 1995, the Fund paid an aggregate advisory fee at the effective annual rate of .71 of 1% of the value of the Fund's average daily net assets as follows: an effective annual rate of .68 of 1% of the value of the Fund's average daily net assets was paid to Dreyfus and an effective annual rate of .04% of 1% of the value of the Fund's average daily net assets was paid to the previous sub-investment adviser (under the previously existing sub-investment advisory agreement). In addition, for the period from August 2, 1994 to May 31, 1995, Dreyfus paid NCM, the current sub-investment adviser, a sub-advisory fee at an effective annual rate of .08 of 1%.


SUB-INVESTMENT ADVISER _ NCM, located at 103 West Main Street, Durham, North Carolina 27705-3638, a registered investment adviser, serves as the Fund's Sub-Investment Adviser. NCM was incorporated in 1986 and is one of the nation's largest minority-owned investment management firms. Prior to August
2, 1994, NCM had not advised a registered investment company. Currently, NCM serves as the sub-investment adviser for one other registered investment company. As of June 30, 1995, NCM managed or administered approximately $3.2 billion in assets.
                      Page 7
        NCM, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as research and statistical information under a Sub-Investment Advisory Agreement with Dreyfus, subject to the overall authority of the Fund's Directors in accordance with Maryland law.
        Under the Sub-Investment Advisory Agreement, Dreyfus has agreed to pay NCM an annual fee, payable monthly, as set forth below:
                                                   ANNUAL FEE AS A PERCENTAGE OF
     TOTAL ASSETS                                    AVERAGE DAILY NET ASSETS
     ------------                                  -----------------------------
     0 up to $500 million..................                 .10 of 1%
     In excess of $500 million.............                 .20 of 1%
        The Fund's portfolio managers primarily responsible for management of the Fund's portfolio are Diane M. Coffey, with respect to the Fund's areas of special concern, and Maceo K. Sloan, with respect to selection of portfolio securities. Ms. Coffey has held that position since March 1990 and has been employed by Dreyfus since January
1990. From January 1983 to January 1990, she served as Chief of Staff for New York City Mayor Edward I. Koch. Mr. Sloan has held his position with the Fund since August 1994 and has been employed by NCM since 1986. The Fund's other portfolio managers are identified under"Management of the Fund" in the Fund's Statement of Additional Information. Dreyfus also provides research services for the Fund as well as for other funds advised by Dreyfus through a professional staff of portfolio managers and security analysts.
EXPENSES _ From time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Dreyfus at a later time for any amounts it may waive, nor will the Fund reimburse Dreyfus for any amounts it may assume.
        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.


DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT _ The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
                       HOW TO BUY FUND SHARES


        Fund shares are sold without a sales charge if you purchase them directly from the Distributor; you may be charged a nominal fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, investment adviser or bank which has made an aggregate minimum initial purchase for its customers of $2,500, or $750 if the investment is for Dreyfus sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments normally must be at least $100,
                              Page 8
although there is no minimum for retirement plans. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and in a form acceptable to the Fund. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder Registration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus
Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. The Fund reserves the right to vary further the initial and subsequent investment minimum requirement at any time.


        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence,
Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900051787/The Dreyfus
Third Century Fund, Inc. for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registra-tion and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments may also be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member.
                             Page 9
You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration, and your Fund account number PRECEDED BY THE DIGITS "1111."
        If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the next determined net asset value.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 U.S.-based employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars. All present holdings of shares of funds in the Dreyfus Family of Funds by such employee benefit plans or programs will be aggregated to determine the fee payable with respect to each such purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding.
        The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the method employed in valuing Fund investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE _ You may purchase Fund shares (minimum of $500, maximum of $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer
Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306.
                           SHAREHOLDER SERVICES


FUND EXCHANGES _ You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


                              Page 10


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a current value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares from which you are exchanging or transferring were: (a) purchased with a sales load, (b) acquired by a previous exchange or transfer from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange or transfer you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated upon notice to shareholders.


        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder, therefore, may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of other funds in The Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee cur-
                       Page 11
rently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDER _ Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE _ Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.


DREYFUS DIVIDEND OPTIONS _ Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject upon redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically your dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent
                            Page 12
investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.


DREYFUS PAYROLL SAVINGS PLAN _ Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS STEP PROGRAM _ The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts." You should consider your financial condition and the possibility of having to redeem your Fund shares in time of rising prices or declining Fund share prices.


AUTOMATIC WITHDRAWAL PLAN _ The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through this Plan.


        You may make additional investments in Fund shares while an Automatic Withdrawal Plan is in effect.
RETIREMENT PLANS _ The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                 Page 13
                                 HOW TO REDEEM FUND SHARES
GENERAL _ You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Securities dealers, banks and other financial institutions may charge a nominal fee for effecting redemptions of Fund shares. Any stock certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY
IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Ordinarily, the Fund will initiate payment for all shares redeemed pursuant to the regular redemption procedure, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.
        The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value has been reduced to $500 or less and remains so during the notice period. PROCEDURES _ You may redeem shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.


        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


                         Page 14
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREOF. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Redemption requests must be signed by each shareholder, including each owner of a joint account and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
TELEPHONE REDEMPTION PRIVILEGE _ You may redeem Fund shares (maximum
$150,000 per day) by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
                          Page 15
DREYFUS TELETRANSFER PRIVILEGE _ You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares held under Keogh, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                            SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of the Fund's shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily pays dividends from net investment income and makes distributions from net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before the declaration of dividends to investors.
        Dividends paid by the Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of gains realized from the sale or other disposition of certain market discount bonds, will be taxable to U.S. shareholders as ordinary income whether or not reinvested. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code currently provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of gains realized from the sale or other disposition of cer-
                           Page 16
tain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to any U.S. nonresident withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder of the Fund if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended May 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and realized capital gains are distributed in accordance with the applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        You should consult your tax adviser regarding specific questions as to Federal, state and local taxes.
                           PERFORMANCE INFORMATION
        For purposes of advertising, performance will be calculated on the basis of average annual total return. Advertisements may also include performance calculated on the basis of total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may
                                Page 17
include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Morningstar, Inc. or other industry publications
                          GENERAL INFORMATION
        The Fund was incorporated under Delaware law on May 6, 1971 and began operations on March 29, 1972. On July 30, 1982, the Fund changed its state of incorporation to Maryland. In August 1994, at a meeting of shareholders of the Fund, shareholders approved, among other things, changes in the Fund's fundamental policies and investment restrictions, a new Management Agreement between the Fund and Dreyfus and a new Sub-Investment Advisory Agreement between the Fund and NCM.
        The Fund is authorized to issue 150 million shares of Common Stock, par value $.331/3 per share. Each share has one vote, has equal voting, redemption, dividends and liquidation rights, and, when issued in accordance with the terms of this offering, is fully-paid and non-assessable. Shares are freely transferable and are redeemable at net asset value, at the option of the shareholder.
        Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors holding office at the time were elected by shareholders.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account to each shareholder.


        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S.
and Canada, call 1-516-794-5452.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              Page 18
             [This Page Intentionally Left Blank]
                             Page 19
DREYFUS
The Dreyfus
Third Century
Fund, Inc.
Prospectus

[Dreyfus Logo]

Registration Mark

Copy Rights 1995 Dreyfus Service Corporation
                                        035p15091595
This Prospectus is Printed on Recycled Paper.





                    THE DREYFUS THIRD CENTURY FUND, INC.
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                   PART B

                             SEPTEMBER 15, 1995





     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Dreyfus Third Century Fund, Inc. (the "Fund"), dated September 15, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144 or call the following numbers:


           Call Toll Free 1-800-645-6561
           In New York City -- Call 1-718-895-1206
           Outside the U.S. and Canada -- Call 1-516-794-5452


     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. NCM provides day-to-day management of the Fund's portfolio, subject to the supervision of the Manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                              TABLE OF CONTENTS
                                                             Page


Investment Objectives and Management Policies . . . . . .    B-2
Management of the Fund. . . . . . . . . . . . . . . . . .    B-6
Investment Advisory Agreements. . . . . . . . . . . . . .    B-9
Purchase of Fund Shares . . . . . . . . . . . . . . . . .    B-12
Redemption of Fund Shares . . . . . . . . . . . . . . . .    B-13
Shareholder Services. . . . . . . . . . . . . . . . . . .    B-14
Determination of Net Asset Value. . . . . . . . . . . . .    B-18
Shareholder Services Plan . . . . . . . . . . . . . . . .    B-18
Dividends, Distributions and Taxes. . . . . . . . . . . .    B-19
Portfolio Transactions. . . . . . . . . . . . . . . . . .    B-21
Performance Information . . . . . . . . . . . . . . . . .    B-22
Information About the Fund. . . . . . . . . . . . . . . .    B-22
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors. . . . . . . . . . . .    B-23
Financial Statements. . . . . . . . . . . . . . . . . . .    B-24
Report of Independent Auditors. . . . . . . . . . . . . .    B-33



                INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

     Portfolio Securities. During a period when it becomes desirable to move the Fund toward a defensive position because of adverse trends in the financial markets or the economy, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These include a variety of U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater then ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

     The Board of Directors of the Fund may, to a limited extent, authorize the purchase of securities of foreign companies which have not been declared eligible for investment ("ineligible securities") in order to facilitate the purchase of securities of other foreign companies which are contributing or will contribute to the enhancement of the quality of life in America and which have been declared eligible for investment ("eligible securities"). Certain countries have limited, either permanently or temporarily, the ability of foreigners to purchase shares of their domestic companies, shares which are already owned outside the country or shares which may be obtained through the sale of shares of other companies located in the same country which are owned outside that country. Accordingly, the Fund may purchase ineligible securities so that these securities may be sold or redeemed in the country of origin, and the proceeds thus received used for the purchase of eligible securities.

     Otherwise ineligible securities purchased for this limited purpose would be held in the Fund's portfolio for a maximum of 60 days in order to enable the Fund to have sufficient time to provide for the transportation of the securities and their sale or redemption. Most transactions of this type, however, are expected to be completed in a much shorter period. Furthermore, such investments are limited, as a fundamental policy, in the aggregate, to a maximum of 2% of the net assets of the Fund at the time of investment. Engaging in these transactions will result in additional expense to the Fund in the form of brokerage commissions incurred in the purchase and sale of the ineligible security. Finally, the Board of Directors would authorize investments in ineligible securities only for the purpose of facilitating the purchase of securities of a specific eligible company.

     Writing and Purchasing Options. To earn additional income on its portfolio, the Fund, to a limited extent, may write covered call options on securities owned by the Fund ("covered options" or "options") and purchase call options in order to close option transactions, as described below.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a covered option is written by the Fund, the Fund will make arrangements with the Fund's Custodian, to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below. A covered option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. To limit this exposure, the value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 20% of the value of the Fund's net assets at the time such options are written.

     The Fund will purchase call options only to close out open positions. To close out a position, the Fund may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof.

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities. Illiquid securities are securities which are not readily marketable, including those with restrictions on resale. Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), permits certain resales of restricted securities to qualified institutional buyers without registration under the Securities Act ("Rule 144A Securities"). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information, and has approved procedures to determine whether a readily available market exists. Rule 144A Securities for which there is a readily available market are not illiquid.

     When the Fund purchases securities that are illiquid due to the fact that such securities have not been registered under the Securities Act, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such securities and the registration of the securities permitting sale. The valuation of illiquid securities will be monitored by the Manager subject to the supervision of the Fund's Board.

     Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 16 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund's outstanding voting shares. Investment restrictions numbered 17 and 18 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time.

     1. The Fund's special considerations described under "Special Considerations" in the Fund's Prospectus will not be changed or supplemented.

     2. The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the United States Government or any instrumentality thereof).

     3. The Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

     4. The Fund may not purchase securities of any company having less than three years' continuous operating history (including that of any predecessors) if such purchase would cause the value of the Fund's investments in all such securities to exceed 5% of the value of its net assets. See also Investment Restriction No. 10.

     5. The Fund may not purchase securities of closed-end investment companies except in connection with a merger or consolidation of portfolio companies. The Fund shall not purchase or retain securities issued by open-end investment companies other than itself.

     6. The Fund may not purchase or retain the securities of any issuer if officers or directors of the Fund or of its investment adviser, who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     7. The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with Item 18 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.


     8. The Fund may not borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets).


     9. The Fund may not make loans other than by the purchase, consistent with Item 18 below, of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions. The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans.

     10. The Fund may not act as an underwriter of securities of other issuers.

     11. The Fund may not purchase from or sell to any of its officers or directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     12. The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     13. The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     14. The Fund may not sell any security short or engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

     15. The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.

     16. The Fund may not purchase warrants in excess of 2% of the value of its net assets. Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this restriction only.

     17. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     18. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions noted above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND


     Directors and officers of the Fund are shown below, together with information as to their principal business occupation during at least the last five years. Each Director who is deemed an "interested person" of the Fund as defined in the Act, is indicated by an asterisk.



Directors of the Fund


CLIFFORD L. ALEXANDER, JR., Director.  President of Alexander & Associates,
     Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company and from 1975 to 1977 he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, Equitable Resources, Inc., a producer and distributor of natural gas and crude petroleum, MCI Communications Corporation and Mutual of America Life Insurance Company. He is 61 years old and his address is 400 C Street N.E., Washington, D.C. 20002.



LUCY WILSON BENSON, Director. President of Benson and Associates, consultants to business and government. Mrs. Benson is a Director of COMSAT Corporation, General Re Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 68 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


*JOSEPH S. DiMARTINO, Chairman of the Board.  Since January 1995, Mr.
     DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and until August 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is a director and former Treasurer of Muscular Dystrophy Association; a trustee of Bucknell University; Chairman of the Board of Directors of Noel Group, Inc.; a director of HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, automotive and other hardware, Simmons Outdoor Corporation, and Staffing Resources, Inc. He is 51 years old and his address is 200 Park Avenue, New York, New York 10166.


PETER C. GOLDMARK, JR., Director.  Since July 1988, President of The
     Rockefeller Foundation, an organization which promotes research and educational activities. He is also a trustee of The Rockefeller Foundation and a director of Knight-Ridder, Inc. From 1985 to 1988, Mr. Goldmark was Senior Vice President of Times Mirror Company and from 1977 to 1985 he was Executive Director of The Port Authority of New York and New Jersey. He is 56 years old and his address is 420 Fifth Avenue, New York, New York 10018.


JOSIE CRUZ NATORI, Director. Since 1977, President of The Natori Company, a fashion design company. She sits on the Board of Trustees of Manhattanville College, the Board of Directors of the Educational Foundation of Fashion Industries and on the Boards of The Philippine American Foundation, Calyx & Corolla and Junior Achievement, Inc. Additionally, she is an active member of the Young Presidents Organization, the Committee of 200 and the Fashion Group International. She is 48 years old and her office address is 40 East 34th Street, New York, New York 10016.





     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

     The Fund typically pays its Directors an annual retainer fee and reimburses them for their Board Meeting expenses. The Chairman of the Board receives an additional 25% of such compensation. For the fiscal year ended May 31, 1995, the aggregate amount of compensation paid to each Director by the Fund and by all other funds in the Dreyfus Family of funds for which such person is a Board member were as follows (the number of which is set forth in parenthesis next to each Board member's total compensation):






                                                                                         (5)
                                             (3)                                         Total
                        (2)                 Pension or                                Compensation
                      Aggregate             Retirement               (4)              From Fund and
    (1)              Compensation           Benefits Accrued     Estimated Annual     From Fund Complex
Name of Board            From                  as Part of          Benefits Upon      Paid to Board
   Member                Fund*              Fund's Expenses         Retirement            Member
------------         ---------------       -----------------     ----------------    ----------------

Clifford L. Alexander     $10,000               none                   none          $ 73,210 (17)

Lucy Wilson Benson        $10,000               none                   none          $ 64,459 (13)

Joseph S. DiMartino       $12,5002              none                   none          $445,0003 (93)

Peter C. Goldmark         $10,000               none                   none          $ 12,459 (1)

Josie Cruz Natori         $10,000               none                   none          $ 12,459 (1)

_________________________

1    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,478 for all Directors a group.
2    Estimated amount for the fiscal year ended May 31, 1995.
3    Estimated amount for the current fiscal year ended December 31, 1995.





Officers of the Fund




Marie E. Connolly, President and Treasurer.  President and Chief Operating
     Officer and a Director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc.. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 37 years old.


John E. Pelletier, Secretary. Senior Vice President - General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. Prior thereto, he was employed as an Associate at Ropes & Gray, and prior to August 1990, he was employed as an Associate at Sidley & Austin. He is 31 years old.


Joseph F. Tower, III, Assistant Treasurer.  Senior Vice President,
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.


Frederick C. Dey, Assistant Treasurer.  Senior Vice President of the
     Distributor and an   officer of other investment companies advised or
     administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.


Eric B. Fischman, Assistant Secretary.  Associate General Counsel of the
     Distributor and an   officer of other investment companies advised or
     administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. Prior to September 1992, he attended the Boston University School of Law. He is 30 years old.


Ruth D. Leibert, Assistant Secretary.  Assistant Vice President of the
     Distributor and an   officer of other investment companies advised or
     administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, registered investment companies. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts and, prior thereto, was employed as a Research Assistant for the Bureau of National Affairs. She is 50 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund on August 30, 1995.

     No person owned of record or beneficially 5% or more of the Fund's outstanding shares of common stock as of August 30, 1995.


                       INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     Management Agreement. The Manager provides investment advisory services pursuant to the Management Agreement (the "Agreement") dated August 2, 1994, between the Manager and the Fund which is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons," last approved the Agreement at a meeting held on July 18, 1995. Shareholders approved the Agreement on August 2, 1994. The Agreement is terminable without penalty, on 60 days' notice, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).


     As compensation for the Manager's services to the Fund, under the Agreement the Fund has agreed to pay the Manager a fee payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. Prior to August 2, 1994, the Manager provided investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Fund (the "Prior Advisory Agreement") dated August 27, 1990. Pursuant to the Prior Advisory Agreement, the Fund agreed to pay the Manager an advisory fee at the annual rate of .65 of 1% of the Fund's average daily net assets up to $200 million; .40 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. Pursuant to the Prior Advisory Agreement, the Fund paid the Manager investment advisory fees for the fiscal years ended May 31, 1993 and 1994 of $2,421,102 and $2,374,676. For the period from June 1, 1994 through August 1, 1994, the Fund paid the Manager pursuant to the prior Advisory Agreement a fee of $332,837. For the period from August 2, 1994 through May 31, 1995 the Fund paid the Manager pursuant to the Agreement a fee of $2,229,348.


     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration; Barbara E. Casey, Vice President--Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottman, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Murice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.



     Sub-Investment Advisory Agreement. NCM provides sub-investment advisory services pursuant to a Sub-Investment Advisory Agreement dated August 2, 1994 between the Manager and NCM. The Sub-Investment Advisory Agreement is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the Act) of any party to the Sub-Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons", last approved the Sub-Investment Advisory Agreement at a meeting held on July 18, 1995. Shareholders approved the Sub-Investment Advisory Agreement on August 2, 1994. The Sub-Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by NCM. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act). In addition, if the Management Agreement terminates for any reason, the Sub-Investment Advisory Agreement will terminate effective upon the date the Management Agreement terminates.


     Under the Sub-Investment Advisory Agreement, Dreyfus has agreed to pay NCM a monthly fee at the annual rate set forth in the Fund's Prospectus. For the period from August 2, 1994 through May 31, 1995, Dreyfus paid $297,131 to NCM under the Sub-Investment Advisory Agreement.


     Prior to August 2, 1994, Tiffany Capital Advisors, Inc. ("Tiffany") served as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement (the "Prior Sub-Advisory Agreement") dated August 27, 1990 between Tiffany and the Fund. Pursuant to the Prior Sub-Advisory Agreement, the Fund agreed to pay Tiffany a sub-investment advisory fee at the annual rate of .10 of 1% of the Fund's average daily net assets up to $200 million; .35 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. The sub-investment advisory fees paid by the Fund pursuant to the Prior Sub-Advisory Agreement for the fiscal years ended May 31, 1993 and 1994 and for the period from June 1, 1994 to August 1, 1994 were $1,271,102, $1,224,676, and $141,170, respectively.


     The following persons are officers and/or directors of NCM: Maceo K. Sloan, Chairman, President and Chief Executive Officer; Justin F. Beckett, Executive Vice President and Director; Peter J. Anderson, Director; Morris Goodwin, Jr., Director; Edith H. Noel, Senior Vice President, Corporate Secretary and Treasurer; Clifford D. Mpare, Jr., Senior Vice President - Investments; Brenda Walker, Senior Vice President - Director Marketing and Client Services; Dennis M. McCaskill, Jr., Mary M. Ford, Stanley G. Laborde, and Paul L. VanKampen, Senior Vice Presidents; Stephon Jackson, Senior Vice President, Director of Research; Linda Jordan, Victor Ross, Regional Vice Presidents; David Carter, Wendell Mackey, Lorenzo Newsome and Lawrence Verny, Vice Presidents; Deborah C. Bronson, Vice President - Director of Operations; Marc Reid, Assistant Vice President - Manager of Marketing and Client Services.



     NCM provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of the Manager and the approval of the Fund's Board of Directors. The Manager and NCM provide the Fund with Portfolio Managers who are authorized by the Directors to execute purchases and sales of securities. The Fund's Portfolio Managers are Diane M. Coffey, Thomas A. Frank, James P. Ruskin, Maceo K. Sloan, James Stanley, and Howard Stein. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Directors' review at the meeting subsequent to such transactions.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager or NCM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or NCM, or any affiliate of the Manager or NCM, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing, printing and distributing certain prospectuses and statements of additional information, and any extraordinary expenses.

     The Manager and NCM have agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management and sub-advisory fees, exceed 1 1/2% of the average value of the Fund's net assets for the fiscal year, the Fund may deduct from the fees to be paid to the Manager and NCM, or each will bear, the excess expense. For each fiscal year of the Fund, the Manager and NCM will pay or bear such excess on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Management Agreement and the Sub-Investment Advisory Agreement, respectively. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to the Manager and NCM under each respective agreement.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Using Federal Funds. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, the Fund's transfer and dividend disbursing agent (the "Transfer Agent") or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as a dealer pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made between the hours of 8:00 A.M. and 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See also "Redemption of Fund Shares - Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided that the information on the old Account Application is still applicable.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                         Transfer Agent's
     Transmittal Code                    Answer Back Sign

     144295                              144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171 toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, requests for redemption, including wire redemption will be effected as a Dreyfus TeleTransfer transaction, not a Wire Redemption transaction, through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares - Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any stock certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies
and savings associations.   Guarantees must be signed by an authorized
signatory of the guarantor and "Signature-Guaranteed" should appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors such as consular verification. For more information with respect to signature-guarantees, please call one of the numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash for all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund.

If the recipient sold such securities, brokerage charges would be incurred.

     There is no charge for redemption. Should such a charge be established, shareholders will be given written notice and a reasonable period within which to redeem shares without charge.

     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:



     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under Item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. Telephone exchanges may be subject to limitations as to amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges.



     To establish a Personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans and IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in Personal Retirement Plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. Investors will be notified if their accounts fall below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having identical names and other identifying designations.


     Shareholder Services Forms and prospectuses of the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request. The Fund Exchanges services or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.



     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. The Automatic Withdrawal Plan may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on payment date their dividends and any capital gains distributions from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to Dreyfus Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of the sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Payroll Savings Plan. The Dreyfus Payroll Savings Plan allows investors to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. A Dreyfus Payroll Savings Plan account can only be established by filing an authorization form with your employer's payroll department, which must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671,
Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form from the Distributor.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.



                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Valuation of Portfolio Securities. Portfolio securities, including warrants and covered call options written, are valued at the last sales price on the securities exchange on which the securities primarily are traded or at the last sales price on the national securities market. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Market quotations of foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a regular basis. In making their good faith valuation, the Board will generally take the following into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if they believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists will usually be valued initially at cost. Any subsequent adjustments from cost will be based upon considerations deemed relevant by the Board of Directors. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the year ended May 31, 1995, $474,919 was charged to the Fund under the Plan.




                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund qualified for the fiscal year ended May 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.

Qualification as a "regulated investment company" relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with applicable provisions of the Code. Among the requirements for such qualification is that less than 30% of the Fund's income be derived from gains from the sale or other disposition of securities held for less than three months, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, and the Fund must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months, and in the utilization of certain of the investment techniques described in the Prospectus. The Code's rules regarding the determination of the holding period of property comprising a straddle, however, should make it easier for the Fund to satisfy the 30% test. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the original cost of his investment. Such dividend or distribution would be a return on investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months (or such shorter period as the Internal Revenue Service may prescribe by regulations) and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain dividend received.

     Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to its qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for more than 45 days and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such options as well as from closing transactions. In addition, any such options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256. As such, all or a portion of any short or long-term capital gains from certain "straddle" transactions may be recharacterized as ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or options contracts, such "straddles" could be characterized as "mixed straddles" if at least one (but not all) of the positions comprising such straddles are "Section 1256 contracts." A "Section 1256 contract" is defined to include any regulated futures contract, foreign currency contract, non-equity option, and dealer equity option. Section 1256(d) of the Code permits the Fund to elect not to have Section 1256 apply with respect to "mixed straddles." If no such election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.


                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders, rather than by any formula. The primary consideration in all portfolio securities transactions is prompt execution of orders at the most favorable net price. When this primary consideration is met to the satisfaction of the Manager, brokers may also be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Subject to the primary consideration, particular brokers selected may also include those who supplement the Manager's and NCM's research facilities with statistical data, investment information, economic facts and opinions; sales of Fund shares by a broker may be taken into consideration. Information so received is in addition to and not in lieu of services required to be performed by the Manager and NCM and their fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other funds which it advises and to NCM in serving both the Fund and the other accounts it manages, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager and NCM in carrying out their obligations to the Fund. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution is otherwise obtainable. Although it is not possible to place a dollar value on the research services received from brokers who effect transactions in portfolio securities, it is the opinion of the Manager that these services should not reduce the overall expenses of its research department.


     For its portfolio securities transactions for the fiscal years ended May 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $813,956, $983,514 and $1,445,266, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions which, where determinable, amounted to $1,184,974, $662,268 and $0 in fiscal years 1993, 1994 and 1995, respectively, none of which was paid to the Distributor.


     The Fund's portfolio turnover rates (exclusive of U.S. Government securities and short-term investments) for the fiscal years ended May 31, 1994 and 1995 were 71.70% and 133.54%, respectively.




                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


     The Fund's average annual total return for the one, five and ten year periods ended May 31, 1995 was 11.81%, 8.29% and 10.86%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period March 29, 1972 to May 31, 1995 was 1,126.08%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.



     From time to time, advertising material for the Fund may discuss or portray the principles of dollar-cost-averaging and may refer to Morningstar or Value Line ratings and related analyses supporting the ratings.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of stock are of one class and have equal rights as to voting, redemption, dividends, and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS


     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671 is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.



     Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as counsel for the Fund, has rendered its opinion as to certain legal matters in connection with the shares of Capital Stock being sold pursuant to the Fund's Prospectus to which this Statement of Additional Information relates.

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, have been selected as auditors of the Fund.




AVERAGE ANNUAL TOTAL RETURNS
           ONE YEAR ENDED             FIVE YEARS ENDED           TEN YEARS ENDED         FROM INCEPTION (3/29/72)
            MAY 31, 1995               MAY 31, 1995               MAY 31, 1995              TO MAY 31, 1995
         -----------------          ------------------         ------------------      ---------------------------
               11.81%                     8.29%                      10.86%                     11.42%


Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in The Dreyfus Third Century Fund on 3/29/72 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/72 is used as the beginning value on 3/29/72. All dividends and capital gain distributions are reinvested.
The Dreyfus Third Century Fund primarily seeks capital growth through investment in common stocks of companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses and is not subject to the same socially responsible investment criteria as The Dreyfus Third Century Fund. Further information relating to Fund performance is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS                                                                                          MAY 31, 1995
COMMON STOCKS-91.8%                                                                                 SHARES               VALUE
                                                                                                --------------      -------------
CONSUMER DURABLES- 2.9%              American Greetings, Cl. A.................                      236,100         $  6,669,825
                                     Sunbeam...................................                      231,400            4,194,125
                                                                                                                    --------------

                                                                                                                       10,863,950
                                                                                                                    --------------
    CONSUMER
        NON-DURABLES-12.0%           Campbell Soup.............................                      142,500            7,000,312
                                     Coca-Cola.................................                      155,400            9,615,375
                                     Colgate-Palmolive.........................                      105,800            8,146,600
                                     Gillette..................................                       85,800            7,239,375
                                     IBP.......................................                      119,500            4,481,250
                                     NIKE, Cl. B...............................                       55,800            4,401,225
                                     PepsiCo...................................                       71,300            3,493,700
                                                                                                                    --------------
                                                                                                                       44,377,837
                                                                                                                    --------------
    CONSUMER SERVICES-3.6%           Capital Cities/ABC........................                       63,700            6,147,050
                                     Disney (Walt).............................                      131,400            7,309,125
                                                                                                                    --------------
                                                                                                                       13,456,175
                                                                                                                    --------------
        ENERGY-5.0%                  Imperial Oil..............................                      243,900            9,481,613
                                     Schlumberger..............................                      137,100            8,911,500
                                                                                                                    --------------
                                                                                                                       18,393,113
                                                                                                                    --------------
        FINANCE-10.7%                ADVANTA, Cl. A............................                      109,800            4,282,200
                                     AFLAC.....................................                       99,100            4,162,200
                                     American International Group..............                       33,900            3,856,125
                                     Bank of New York..........................                      111,000            4,523,250
                                     Citicorp..................................                       98,900            5,291,150
                                     Federal National Mortgage Association.....                       64,400            5,989,200
                                     Green Tree Financial......................                      176,400            7,695,450
                                     Midlantic.................................                      100,700            3,814,012
                                                                                                                    --------------
                                                                                                                       39,613,587
                                                                                                                    --------------
    HEALTH CARE-14.2                 Amgen..................................(a)                       74,300            5,386,750
                                     Becton, Dickinson.........................                      133,800            7,693,500
                                     Bristol-Myers Squibb......................                      139,000            9,226,125
                                     Cordis.................................(a)                      100,100            6,906,900
                                     Forest Laboratories....................(a)                       67,500            2,978,438
                                     HealthCare COMPARE.....................(a)                       95,000            2,968,750
                                     Johnson & Johnson.........................                       58,800            3,895,500
                                     Medtronic.................................                       49,800            3,747,450
                                     Merck & Co................................                      204,002            9,613,594
                                                                                                                    --------------
                                                                                                                       52,417,007
                                                                                                                    --------------

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              MAY 31, 1995
COMMON STOCKS (CONTINUED)                                                                         SHARES                 VALUE
                                                                                              --------------       --------------

    INDUSTRIAL SERVICES-.9%          Empresas ICA Sociedad, A.D.S..............                      467,300        $   3,271,100
                                                                                                                   --------------
    NON-ENERGY MINERALS-4.2%         British Steel, A.D.S......................                      134,200            3,774,375
                                     Phelps Dodge..............................                       75,300            4,150,913
                                     Santa Fe Pacific Gold.....................                      208,461            2,605,762
                                     Terra Industries..........................                      476,300            4,763,000
                                                                                                                   --------------
                                                                                                                       15,294,050
                                                                                                                    --------------
        PROCESS INDUSTRIES-.9%       Scott Paper...............................                       76,200            3,305,175
                                                                                                                    --------------

    PRODUCER
        MANUFACTURING-10.1%          AGCO......................................                      119,200            4,514,700
                                     Briggs & Stratton.........................                      194,500            6,904,750
                                     Dover.....................................                       62,900            4,127,813
                                     Eaton.....................................                      120,600            7,371,675
                                     Parker-Hannifin...........................                      114,100            6,517,962
                                     Philips Electronics, N.V. ................                      193,600            7,768,200
                                                                                                                    --------------
                                                                                                                       37,205,100
                                                                                                                    --------------
        RETAIL TRADE-1.5%            Consolidated Stores....................(a)                      296,800            5,565,000
                                                                                                                    --------------
        TECHNOLOGY-19.0%             Apple Computer                                                   88,000            3,657,500
                                     Applied Materials......................(a)                       64,200            4,943,400
                                     Computer Associates International.........                      111,300            7,290,150
                                     EMC....................................(a)                      513,300           11,805,900
                                     Hewlett-Packard...........................                      117,600            7,776,300
                                     Linear Technology.........................                      121,600            7,448,000
                                     Oracle Systems.........................(a)                      329,900           11,464,025
                                     Sun Microsystems.......................(a)                      171,700            7,726,500
                                     3Com...................................(a)                      124,100            7,942,400
                                                                                                                    --------------
                                                                                                                       70,054,175
                                                                                                                    --------------
        TRANSPORTATION-.9%           Federal Express........................(a)                       52,700            3,155,413
                                                                                                                    --------------
        UTILITIES-5.9%.              Century Telephone Enterprises.............                      123,300            3,621,938
                                     Duke Power................................                      140,800            5,878,400
                                     GTE.......................................                      197,100            6,578,212
                                     Public Service Enterprise Group...........                      193,600            5,759,600
                                                                                                                    --------------
                                                                                                                       21,838,150
                                                                                                                    --------------
                                     TOTAL COMMON STOCKS
                                     (cost $289,913,158).......................                                      $338,809,832
                                                                                                                    ==============

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
SHORT-TERM INVESTMENTS-4.7%                                                                          AMOUNT              VALUE
                                                                                                --------------      --------------
        U.S. TREASURY BILLS:         5.72%, 6/22/95............................                  $   293,000          $   292,048
                                     5.54%, 7/6/95.............................                    4,392,000            4,368,151
                                     5.57%, 7/20/95............................                    1,851,000            1,836,988
                                     5.58%, 7/27/95............................                      894,000              886,240
                                     5.59%, 8/3/95.............................                    9,962,000            9,864,970
                                                                                                                    --------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $17,248,175)......................                                      $ 17,248,397
                                                                                                                    ==============
        TOTAL INVESTMENTS (cost $307,161,333)..................................                        96.5%         $356,058,229
                                                                                                      ========      ==============
        CASH AND RECEIVABLES (NET).............................................                         3.5%         $ 12,775,208
                                                                                                      ========      ==============
NET ASSETS.....................................................................                       100.0%         $368,833,437
                                                                                                      ========      ==============


NOTE TO STATEMENT OF INVESTMENTS;
(a) Non-income producing.















See notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                                  MAY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $307,161,333)-see statement.....................................                                         $356,058,229
    Cash....................................................................                                           10,083,216
    Receivable for investment securities sold...............................                                            3,982,625
    Dividends receivable....................................................                                              559,479
    Receivable for subscriptions to Common Stock............................                                                  780
    Prepaid expenses........................................................                                               44,895
                                                                                                                     -------------
                                                                                                                      370,729,224
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $   226,101
    Payable for investment securities purchased.............................                           1,386,563
    Payable for Common Stock redeemed.......................................                              29,028
    Accrued expenses........................................................                             254,095        1,895,787
                                                                                                    -------------    -------------
NET ASSETS  ................................................................                                         $368,833,437
                                                                                                                     =============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $315,198,723
    Accumulated undistributed investment income-net.........................                                            1,380,221
    Accumulated undistributed net realized gain on investments..............                                            3,357,597
    Accumulated net unrealized appreciation on investments-Note 3...........                                           48,896,896
                                                                                                                     -------------
NET ASSETS at value applicable to 49,487,239 shares outstanding
    (150 million shares of $.33 1/3 par value Common Stock authorized)......                                         $368,833,437
                                                                                                                     =============
NET ASSET VALUE, offering and redemption price per share
    ($368,833,437 / 49,487,239 shares)......................................                                                $7.45
                                                                                                                           =======









See notes to financial statements.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF OPERATIONS                                                                                  YEAR ENDED MAY 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $66,257 foreign taxes withheld at source)......                        $  5,255,911
      Interest..............................................................                           2,132,773
                                                                                                    -------------
          TOTAL INCOME......................................................                                         $  7,388,684
    EXPENSES:
      Investment advisory fee-Note 2(a).....................................                           2,562,185
      Sub-investment advisory fee-Note 2(a).................................                             141,170
      Shareholder servicing costs-Note 2(b).................................                             993,582
      Professional fees.....................................................                             111,780
      Custodian fees........................................................                              61,582
      Directors' fees and expenses-Note 2(c)................................                              45,689
      Registration fees.....................................................                              35,521
      Prospectus and shareholders' reports..................................                              29,276
      Miscellaneous.........................................................                              61,200
                                                                                                    -------------
          TOTAL EXPENSES....................................................                                            4,041,985
                                                                                                                       -----------
          INVESTMENT INCOME-NET.............................................                                            3,346,699
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                         $12,839,259
    Net unrealized appreciation on investments..............................                          22,739,756
                                                                                                     ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                           35,579,015
                                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $38,925,714
                                                                                                                      ============










See notes to financial statements.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED MAY 31,
                                                                                             ---------------------------------
                                                                                                   1994               1995
                                                                                             ---------------    ---------------

OPERATIONS:
    Investment income-net...................................................                 $   2,524,629       $   3,346,699
    Net realized gain on investments........................................                    43,262,547          12,839,259
    Net unrealized appreciation (depreciation) on investments for the year..                   (42,310,849)         22,739,756
                                                                                             ---------------    ---------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                     3,476,327          38,925,714
                                                                                             ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                    (2,357,310)         (2,986,999)
    Net realized gain on investments........................................                   (35,948,936)        (46,183,615)
                                                                                            ---------------    ----------------
      TOTAL DIVIDENDS.......................................................                   (38,306,246)        (49,170,614)
                                                                                            ---------------    ----------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                   133,886,002         68,296,100
    Dividends reinvested....................................................                    36,994,901         47,326,617
    Cost of shares redeemed.................................................                  (272,045,796)      (126,884,560)
                                                                                            ---------------    ----------------
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............                  (101,164,893)       (11,261,843)
                                                                                            ---------------    ----------------
          TOTAL (DECREASE) IN NET ASSETS....................................                  (135,994,812)       (21,506,743)
NET ASSETS:
    Beginning of year.......................................................                   526,334,992        390,340,180
                                                                                            ---------------    ----------------
    End of year (including undistributed investment income-net:
      $1,020,521 in 1994 and $1,380,221 in 1995)............................                 $ 390,340,180      $ 368,833,437
                                                                                            ===============     ===============

                                                                                               SHARES               SHARES
                                                                                          ---------------      ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                    15,961,262          9,474,361
    Shares issued for dividends reinvested..................................                     4,572,917          7,548,119
    Shares redeemed.........................................................                   (32,586,800)       (17,546,982)
                                                                                            ---------------    ----------------
      NET (DECREASE) IN SHARES OUTSTANDING..................................                   (12,052,621)          (524,502)
                                                                                            ===============    ===============






See notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
FINANCIAL HIGHLIGHTS


Reference is made to page __ of the Fund's Prospectus dated September 15, 1995.




See notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Tiffany Capital Advisors, Inc. ("Tiffany") served as the Fund's sub-investment adviser until August 1, 1994. On August 2, 1994, the Fund's shareholders approved a new sub-investment advisory agreement between Dreyfus and NCM Capital Management Group, Inc. to replace the existing sub-investment advisory agreement between the Fund and Tiffany. Prior to August 24, 1994, the Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, acted as the exclusive distributor of the Fund's shares, which are sold to the public without a sales charge. Effective August 24, 1994, Dreyfus became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the
"Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (A) Pursuant to the management agreement (new "Agreement") with the Manager, the management fee is computed at an annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. Prior to August 2, 1994, fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and Sub-Investment Advisory Agreement with Tiffany (prior "Agreements") were payable monthly and computed on the average daily value of the Fund's net assets at the following annual rates:

    TOTAL NET ASSETS                                                                      DREYFUS        TIFFANY
    -------------------                                                                -------------  -------------
    The first $200 million............................................                  .65 of 1%       .10 of 1%
    $200 up to $300 million...........................................                  .40 of 1%       .35 of 1%
    In excess of $300 million.........................................                  .375 of 1%     .375 of 1%

    Pursuant to a new Sub-Investment Advisory Agreement with NCM Capital Management Group, Inc., the sub-investment advisory fee is computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    The Agreements further provided that if in any full fiscal year the aggregate expenses of the Fund, excluding taxes, interest on borrowings, brokerage and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets, the Fund may deduct from the fees to be paid to Dreyfus and Tiffany, or Dreyfus and Tiffany will bear, such excess, up to the amount of their respective fees, on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Agreements. There was no expense reimbursement for the year ended May 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended May 31, 1995, the Fund was charged an aggregate of $474,919 pursuant to the Shareholder Services Plan.
    (C) Prior to August 24, 1994, certain officers and directors of the Fund were "affiliated persons," as defined in the Act, of the Investment Adviser and/or Dreyfus Service Corporation. Each director who is not an "affiliated person" receives an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended May 31, 1995 amounted to $456,267,016 and $418,266,478, respectively.
    At May 31, 1995, accumulated net unrealized appreciation on investments was $48,896,896, consisting of $54,399,198 gross unrealized appreciation and $5,502,302 gross unrealized depreciation.
    At May 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS THIRD CENTURY FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS THIRD CENTURY FUND, INC.
    We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

(Ernst & Young LLP  Signature Logo)

New York, New York
July 3, 1995




                    THE DREYFUS THIRD CENTURY FUND, INC.


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement:


                Condensed Financial Information for each of the ten years in the period ended May 31, 1995.


                Included in Part B of the Registration Statement:


                     Statement of Investments--May 31, 1995

                     Statement of Assets and Liabilities--May 31, 1995

                     Statement of Operations--year ended May 31, 1995

                     Statement of Changes in Net Assets--for each of the years ended May 31, 1994 and 1995.

                     Notes to Financial Statements

                     Report of Ernst & Young LLP, Independent Auditors, dated July 3, 1995.





Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (b)      Exhibits:

  (1) Registrant's Articles of Incorporation in the State of Maryland are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 30, 1982 ("Post-Effective Amendment No. 21").

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on July 6, 1990.

  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 21.

  (5)(a) Management Agreement is incorporated by reference to exhibit 5(a) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994.

     (b)   Sub-Investment Advisory Agreement is incorporated by reference to exhibit 5(b) of Post-Effective Amendment No. 38 to the
           Registration Statement on Form N-1A, filed on September 16, 1994.

  (6) Distribution Agreement is incorporated by reference to exhibit 6 of the Post-Effective Amendment No.38 to the Registration Statement on Form N-1A, filed on September 16, 1994.

  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on July 6, 1990.

  (8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 21, and to Exhibit 8(c) of Post-Effective Amendment No. 32 to the Registration
           Statement on Form N-1A, filed on July 6, 1990.

  (9) Shareholder Services Plan is incorporated by reference to exhibit 9 of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (3) of Post-Effective Amendment No. 1 to the Registration Statement on Form S-5, filed on March 29, 1972.

  (11)     Consent of Independent Auditors.

  (14) The documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers its securities is incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on August 24, 1979.

  (16) Schedules of Computation of Performance Data is incorporated by reference to exhibit 16 of Post-Effective Amendment No. 38 to the Registration Statement in Form N-1A, filed on September 16, 1994.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________


                (a) Power of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effect Amendment No. 38 to the Registration Statement on From N-1A, filed on September 16, 1994.


                (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994.




Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of August 30, 1995
         ______________                  _____________________________

         Common Stock
         (Par value $.33 1/3)                     23,408



Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Post-Effective Amendment No. 21 to the Registration Statement on From N-1A, filed on July 30, 1982.

         Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on September 30, 1983.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________



            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, provides shareholder servicing for investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**


LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund



JULIAN M. SMERLING            None
Director



DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;



DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017



HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.*;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York;



W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts 02108
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405



ROBERT E. RILEY               Director:
President, Chief                   Dreyfus Service Corporation*;
Operating Officer,            Former Executive Vice President:
and a Director                     Prudential Investment Corporation
                                   751 Board Street
                                   Newark, New Jersey 07102




STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*;
and a Director

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++'
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts  02108;
                                   Laurel Capital Advisors
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Group Holdings, Inc.
                              Executive Vice President
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Safe Deposit & Trust
                                   One Boston Place
                                   Boston, Massachusetts 02108



PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company+++;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   The Dreyfus Security Savings Bank F.S.B.+;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization*;
                                   The Truepenny Corporation*;



PHILIP L. TOIA                Formerly, Senior Vice President:
(cont'd) The Chase Manhattan Bank, N.A. and The Chase Manhattan Capital Markets Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.
                                   One Boston Place
                                   Boston, Massachusetts 02108;

DIANE M. COFFEY               None
Vice President-
Corporate Communications


ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.*;
                              Vice President:
                                   The Dreyfus Trust Company++;



HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals*;



DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director:
                                   The Dreyfus Trust Company++;



DANIEL C. MACLEAN             Secretary:
(cont'd)                           Seven Six Seven Agency, Inc.*;



JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting



WILLIAM F. GLAVIN, JR.        Senior Vice President:
Vice President-Corporate           The Boston Company Advisors, Inc.
Development                        53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109



KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022



MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-Fund                Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*


ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258



MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Service Organization, Inc.*;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Assistant Treasurer:
                                   Dreyfus Precious Metals*
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019


ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+;



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.

Item 28.  Business and Other Connections of Investment Adviser (continued)

     (b) Sub-Investment Adviser - NCM Capital Management Group, Inc.:

          NCM Capital Management Group, Inc. ("NCM"), a privately held corporation with principal place of business at 103 West Main Street, Durham, North Carolina 27705, is a registered investment adviser under the Investment Advisers Act of 1940. The business of NCM consists primarily of providing investment counselling services to institutional investors.

              Officers and Directors of Sub-Investment Adviser



Name and Position with NCM              Other Businesses

MACEO K. SLOAN                Chairman, President and Chief Executive
Chairman, President and       Officer:
Chief Executive Officer            Sloan Financial Group, Inc.
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Chairman:
                                   New Africa Advisers, Inc.
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Director:
                                   National Association of Securities
                                   Professionals;
                                   Mechanics and Farmers Bank
                                   Durham, North Carolina;
                                   North Carolina Air Cargo Airport
                                   Authority
                                   Raleigh, North Carolina;
                                   News and Observer Publishing Company
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, NY  10017;

JUSTIN F. BECKETT             President and Chief Executive Officer:
Executive Vice President           New Africa Advisers
and Director                       103 West Main Street
                                   Durham, North Carolina  27705;
                              Director:
                                   African News Service
                                   103 West Main Street
                                   Durham, North Carolina  27705;
                              Trustee:
                                   Elizabeth State University
                                   Elizabeth City, North Carolina;

PETER J. ANDERSON             Chairman and Chief Investment Officer:
Director                           IDS Advisory Group, Inc.
                                   IDS Tower 10
                                   Minneapolis, MN  55440;
PETER J. ANDERSON             Director and Senior Vice President-
Investments:
(Cont'd)                           IDS Financial Services Inc.
                                   IDS Tower 10
                                   Minneapolis, MN  55440;
                              Director:
                                   Fairview-Southdale Hospital
                                   6401 France Avenue South
                                   Edina, MN  55435;

MORRIS GOODWIN, JR.           Director and Treasurer:
Director                           IDS Financial Corporation
                                   IDS Tower 10
                                   Minneapolis, MN  55440;
                                   Metropolitan Economic Development
                                   Association
                                   2021 East Hennepin Avenue
                                   Minneapolis, MN  55413;
                              Director:
                                   American Express Minnesota Foundation
                                   200 Vesey Street
                                   New York, NY  10285;
                                   Minnesota Orchestral Association
                                   1111 Nicollet Mall
                                   Minneapolis, MN  55403;
                                   Minnesota Chamber of Commerce
                                   30 East 7th Street
                                   St. Paul, MN  55101;

EDITH H. NOEL                 None
Senior Vice President,
Corporate Secretary and
Treasurer

DENNIS M. MCCASKILL, JR.      None
Senior Vice President

CLIFFORD D. MPARE, JR.        None
Senior Vice President-
Investments

DAVID C. CARTER               None
Vice President

MARY M. FORD                  None
Vice President

STEPHON A. JACKSON            None
Vice President

STANLEY G. LABORDE            None
Vice President

LINDA JORDAN                  None
Vice President

VICTOR ROSS                   None
Vice President                Former Principal:
                                   Sentra Securities
                                   San Diego, CA;
                              Former Trustee:
                                   San Diego City Employees
                                   Retirement System
                                   San Diego, California;

WENDELL MACKEY                None
Vice President

LORENZO NEWSOME               None
Vice President

LAWRENCE VERNY                None
Vice President

DEBORAH C. BRONSON            None
Vice President - Director
of Operations

TERRENCE S. LASTER            None
Assistant Vice President

MARC REID                     None
Assistant Vice President-
Manager of Marketing and
Client Services


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  The Dreyfus Convertible Securities Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  Dreyfus Focus Funds, Inc.
          22)  The Dreyfus Fund Incorporated
          23)  Dreyfus Global Bond Fund, Inc.
          24)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          25)  Dreyfus GNMA Fund, Inc.
          26)  Dreyfus Government Cash Management
          27)  Dreyfus Growth and Income Fund, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  Dreyfus Investors GNMA Fund
          35)  The Dreyfus/Laurel Funds, Inc.
          36)  The Dreyfus/Laurel Funds Trust
          37)  The Dreyfus/Laurel Tax-Free Municipal Funds
          38)  The Dreyfus/Laurel Investment Series
          39)  The Dreyfus Leverage Fund, Inc.
          40)  Dreyfus Life and Annuity Index Fund, Inc.
          41)  Dreyfus LifeTime Portfolios, Inc.
          42)  Dreyfus Liquid Assets, Inc.
          43)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          44)  Dreyfus Massachusetts Municipal Money Market Fund
          45)  Dreyfus Massachusetts Tax Exempt Bond Fund
          46)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          47)  Dreyfus Money Market Instruments, Inc.
          48)  Dreyfus Municipal Bond Fund, Inc.
          49)  Dreyfus Municipal Cash Management Plus
          50)  Dreyfus Municipal Money Market Fund, Inc.
          51)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          52)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          53)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          54)  Dreyfus New Leaders Fund, Inc.
          55)  Dreyfus New York Insured Tax Exempt Bond Fund
          56)  Dreyfus New York Municipal Cash Management
          57)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          58)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          59)  Dreyfus New York Tax Exempt Money Market Fund
          60)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          61)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          62)  Dreyfus 100% U.S. Treasury Long Term Fund
          63)  Dreyfus 100% U.S. Treasury Money Market Fund
          64)  Dreyfus 100% U.S. Treasury Short Term Fund
          65)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          66)  Dreyfus Pennsylvania Municipal Money Market Fund
          67)  Dreyfus Short-Intermediate Government Fund
          68)  Dreyfus Short-Intermediate Municipal Bond Fund
          69)  Dreyfus Short-Term Income Fund, Inc.
          70)  The Dreyfus Socially Responsible Growth Fund, Inc.
          71)  Dreyfus Strategic Growth, L.P.
          72)  Dreyfus Strategic Income
          73)  Dreyfus Strategic Investing
          74)  Dreyfus Tax Exempt Cash Management
          75)  The Dreyfus Third Century Fund, Inc.
          76)  Dreyfus Treasury Cash Management
          77)  Dreyfus Treasury Prime Cash Management
          78)  Dreyfus Variable Investment Fund
          79)  Dreyfus-Wilshire Target Funds, Inc.
          80)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          81)  General California Municipal Bond Fund, Inc.
          82)  General California Municipal Money Market Fund
          83)  General Government Securities Money Market Fund, Inc.
          84)  General Money Market Fund, Inc.
          85)  General Municipal Bond Fund, Inc.
          86)  General Municipal Money Market Fund, Inc.
          87)  General New York Municipal Bond Fund, Inc.
          88)  General New York Municipal Money Market Fund
          89)  Pacifica Funds Trust -
                    Pacific American Money Market Portfolio
                    Pacific American U.S. Treasury Portfolio
          90)  Peoples Index Fund, Inc.
          91)  Peoples S&P MidCap Index Fund, Inc.
          92)  Premier Insured Municipal Bond Fund
          93)  Premier California Municipal Bond Fund
          94)  Premier Global Investing, Inc.
          95)  Premier GNMA Fund
          96)  Premier Growth Fund, Inc.
          97)  Premier Municipal Bond Fund
          98)  Premier New York Municipal Bond Fund
          99)  Premier State Municipal Bond Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary





Lynn H. Johnson+          Vice President                     None


Ruth D. Leibert++         Assistant Vice President           Assistant
                                                             Secretary


Paul Prescott+            Assistant Vice President           None



Leslie M. Gaynor+         Assistant Treasurer                None



Mary Nelson+              Assistant Treasurer                None



John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer



Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk



John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1.  The Shareholder Services Group, Inc.,
               a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
           Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 15th day of September, 1995.



                    THE DREYFUS THIRD CENTURY FUND, INC.


               BY:  /s/Marie E. Connolly*
                    MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                         Title                      Date

_________________________     ______________________________     __________


/s/Marie E. Connolly*           President and Treasurer            9/15/95
----------------------------    (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)



/s/Clifford L. Alexander, Jr.*  Director                           9/15/95
----------------------------
Clifford L. Alexander, Jr.



/s/Lucy Wilson Benson*          Director                           9/15/95
----------------------------
Lucy Wilson Benson



/s/Joseph DiMartino*            Chairman of the Board of           9/15/95
----------------------------    Directors
Joseph DiMartino



/s/Peter C. Goldmark, Jr.*      Director                           9/15/95
----------------------------
Peter C. Goldmark, Jr.



/s/Josie Cruz Natori*           Director                           9/15/95
----------------------------
Josie Cruz Natori



*BY: ___________________________
     Ruth D. Leibert,
     Attorney-in-Fact